                                                               Exhibit 99(e)(ii)

                    Application for Individual and Multi-Life
                                 Life Insurance

                       Metropolitan Life Insurance Company
                       One Madison Avenue
                       New York, NY 10010-3690

New England Life Insurance Company                      General American Life Insurance Company
501 Boylston Street                                     700 Market Street
Boston, MA 02116-3700                                   St. Louis, MO 63101

MetLife Investors USA Insurance Company                 MetLife Investors Insurance Company
222 Delaware Ave, Suite 900                             700 Market Street
P.O. Box 25130                                          St. Louis, MO 63101
Wilmington, DE 19899

BELOW ARE INSURANCE FRAUD WARNING STATEMENTS THAT APPLY TO RESIDENTS OF SPECIFIC
     STATES. PLEASE READ IF THE STATE IN WHICH THE OWNER RESIDES IS LISTED.

Arkansas, Kentucky, Louisiana, New Mexico, Ohio, Oklahoma, Pennsylvania
Any person who knowingly and with intent to defraud any insurance company or any other person files an application for insurance or statement of claim containing any materially false information, or conceals for the purpose of misleading information concerning any fact material thereto, commits a fraudulent insurance act which is a crime and subjects such person to criminal and civil penalties.

Colorado
It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of life insurance and civil damages. It is also unlawful for any insurance company or agent of an insurance company to knowingly provide false, incomplete or misleading facts or information to a policyholder or claimant for the purpose of defrauding or attempting to defraud the policyholder or claimant with respect to a settlement or award from insurance proceeds. Such acts shall be reported to the Colorado Division of Insurance within the Department of Regulatory Agencies to the extent required by applicable law.

Washington D.C., Maine, Tennessee, Virginia
It is a crime to knowingly provide false, incomplete, or misleading information to an insurance company for the purpose of defrauding the company. Penalties may include imprisonment, fines, or denial of insurance benefits.

Florida
Any person who knowingly and with the intent to injure, defraud, or deceive any insurer files a statement of claim or an application containing any false, incomplete, or misleading information is guilty of a felony of the third degree.

New Jersey
Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

ENB-7-04

                                                                              -4

                                     Part I

Company Use Only     (Policy Numbers/Billing/MSA Number)

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                    [ ] Metropolitan Life Insurance Company

[ ]  New England Life Insurance Company                         [ ]  General American Life Insurance Company
[ ]  MetLife Investors USA Insurance Company                    [ ]  MetLife Investors Insurance Company

                             The Company indicated above is referred to as "the Company".
------------------------------------------------------------------------------------------------------------------------
1.  Proposed Insured #1: Life 1
    --------------------------------------------------------------------------------------------------------------------
    Name: First,       Middle,       Last
                                                             DOB         State/Country of
                                            Sex          Mo./Day/Yr.           Birth              Social Security Number
                                          ------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
    a)  Current Residence Address and Phone Number:

        ----------------------------------------------------------------------------------------------------------------
        (Street)                         (City)                           (State)                          (Zip)
                                                                                                     [ ] a.m.  [ ] Home
        ( ____ ) ______________  ( ____ ) ______________ Best time and place to call: ____________   [ ] p.m.  [ ] Work
                 (Home Phone)              (Work Phone)

        E-Mail Address:
                       -------------------------------------------------------------------------------------------------

    b)  Driver's License Number and State of Issue:
                                                   ---------------------------------------------------------------------

    c)  Employer's Name:
                        ------------------------------------------------------------------------------------------------

    d)  Occupation & Duties:
                            --------------------------------------------------------------------------------------------

    e)  Earned Annual Income: $ __________________________ Net Worth: $_________________________________________________

    f)  Are you actively at work? [ ] Yes [ ] No (If No, provide details)
                                                                         -----------------------------------------------

        ----------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
2.  Proposed Insured #2: Life 2 or Spouse/Covered Insured/Applicant's Waiver of Premium Benefit (For multiple persons under a Covered Insured rider, complete Other Insureds Supplement for additional persons.)

    --------------------------------------------------------------------------------------------------------------------
    Name: First,       Middle,       Last                                                       Social      Relationship
                                                                DOB          State/Country      Security     to Proposed
                                                   Sex      Mo./Day/Yr.         of Birth        Number       Insured #1
                                                 -----------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------------
    a)  Current Residence Address and Phone Number (if different than Proposed Insured #1):

        --------------------------------------------------------------------------------------------------------------------
        (Street)                             (City)                           (State)                          (Zip)
                                                                                                     [ ] a.m.  [ ] Home
        ( ____ ) ______________  ( ____ ) ______________ Best time and place to call: ____________   [ ] p.m.  [ ] Work
                 (Home Phone)              (Work Phone)

        E-Mail Address:

    b)  Driver's License Number and State of Issue:
                                                   ---------------------------------------------------------------------

    c)  Employer's Name:
                        ------------------------------------------------------------------------------------------------

    d)  Occupation & Duties:
                            --------------------------------------------------------------------------------------------

    e)  Earned Annual Income: $ _________________________ Net Worth: $__________________________________________________

    f)  Are you actively at work?   [ ] Yes [ ] No    (If No, provide details)
                                                                              ------------------------------------------

        ----------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

ENB-7-04

                                                                              -5

-------------------------------------------------------------------------------------------------------------------------------
3.   Existing or applied for insurance, including any term riders or annuities: (If additional space is needed, provide details in the Supplemental Information section. If any existing insurance, complete state replacement forms as necessary.) If no existing or applied for insurance or annuity, check here.[ ] [Type: Life (L), Disability (D), Health (H), Annuity (A)]

                                                                              Year
     Proposed                                       Type                       of           Accidental Death
     Insured                 Company             (L,D,H,A)       Amount       Issue               Amount               1035
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     [ ] Yes
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     [ ] Yes
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     [ ] Yes
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     [ ] Yes
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
4.   In connection with this application, has there been, or will there be, with this or any other company any: surrender transaction; loan; withdrawal; lapse; reduction or redirection of premium/consideration;
     or change transaction (except conversions) involving an annuity or other life insurance? (If Yes, complete
     the Replacement Questionnaire and Disclosure and any applicable replacement forms.)                     [ ] Yes [ ] No
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
5.   Indicate Plan and Face Amount:  [ ] list below  or  [ ] complete Product Supplement.

     a)  Type of Insurance: [ ] Individual Life   [ ] Survivorship/Joint Life

         [ ] Group Conversion (For MetLife only.) (Complete Product Supplement.) [ ] Qualified Plan Employee Group Number ________)

     b)  Plan:_____________________________________________________ c) Face Amount: $_________________________________________

     Complete for Universal Life/Variable Life Products. (For Variable Life, also complete Variable Life Supplement.)

     d)  Planned Premium (modal):  Year 1: $___________________________ Excess/Lump Sum: $_____________________

         Renewal (If applicable): $________________________ Planned Annual Unscheduled Payment (If applicable): $_________________

     e)  Definition of Life Insurance Test (If choice is available under policy applied for.):

         [ ] Guideline Premium Test         [ ] Cash Value Accumulation Test

     f)  Death Benefit Option/Contract Type: _____________________

     g)  Guarantee to Age: ____________ or [ ] 5 Years (for MetLife Variable only.)

     h)  Optional Benefits/Riders/Dividend Option:  [ ] list below or [ ] complete Product Supplement
         ----------------------------------------------------------------------------------------------------------------------

         ----------------------------------------------------------------------------------------------------------------------

         ----------------------------------------------------------------------------------------------------------------------

         ----------------------------------------------------------------------------------------------------------------------

     i) Special Requests/Other: list below
        -----------------------------------------------------------------------------------------------------------------------

        -----------------------------------------------------------------------------------------------------------------------

        -----------------------------------------------------------------------------------------------------------------------

     j) Do you request an alternate/additional policy (If available)?    [ ] Yes  [ ] No
        (If Yes, provide full details in Supplemental Information section and include signed and dated illustration for each policy requested.)
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
6.   MODE OF PAYMENT

     a)  Mode of Payment:  [ ] Annual  [ ] Semiannual  [ ] Quarterly  [ ] Monthly   [ ] Bank Draft
                           [ ] Special Accounts                       [ ] Other_______________________________________________

         (Additional details/existing/new account numbers, etc.):     _________________________________________________________

     b)  Amount collected with application $____________________ must equal at least one monthly premium.
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
7.   SOURCE OF PAYMENT (Check all that apply:)

     [ ] Earned Income                       [ ] Money Market Fund            [ ] Certificate of Deposit

     [ ] Rollover/Transfer of Assets         [ ] Savings                      [ ] Loan      [ ] Other__________________________

     [ ] Mutual Fund/Brokerage Account       [ ] Use of values in another Life Insurance/Annuity Contract
-------------------------------------------------------------------------------------------------------------------------------

ENB-7-04

                                                                              -6

--------------------------------------------------------------------------------
8. What is the purpose of this insurance?   (Check all that apply:)
   [ ] Income Protection   [ ] Business Planning      [ ] Estate Planning
   [ ] Mortgage Protection [ ] Retirement Supplement  [ ] Education Funding
   [ ] Final Expenses      [ ] Charitable Giving      [ ] Other ________________
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Provide the following information for all Primary/Contingent Owners and
Beneficiaries: name; relationship to Proposed Insured(s); date of birth; social security/tax ID number; and address. Include E-Mail address. If Trust, provide Trustee Name and Date of Trust. Indicate additional: Owners; Contingent Owners; Primary Beneficiaries; and Contingent Beneficiaries in Supplemental Information section.
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
9.  Owner/Contingent Owner Information
    a)  Identity of Owner: Proposed Insured #1 [ ]   #2 [ ]      b) Identity of Contingent Owner (if applicable):









------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
10. Beneficiary Information

    Note: Multiple beneficiaries will receive equal proceeds unless otherwise requested by Owner.
    a) Identity of Primary Beneficiary:  [ ] Owner               b) Identity of Contingent Beneficiary:












------------------------------------------------------------------------------------------------------------------------------------
[ ] Check here if all present and future natural or adopted children of Proposed Insured #1 are to be included as
    Contingent Beneficiaries.
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
11. Billing/Mailing Address:*

    [ ] Proposed Insured #1 Residence Address:*                  [ ]  Proposed Insured #2 Residence Address

    [ ] Owner's Address (If not Owner listed in question 9a,     [ ]  Primary Beneficiary's Address (If not Beneficiary listed in
        indicate name and address below.)                             question 10a, indicate name and address below.)

    [ ] Other Premium Payer  (Indicate name and address below.)
        (If Other, indicate relationship to Proposed Insured(s).)  _____________________________________
        Relationship

   ------------------------------------------------------------------------------------------------------------------------------
          (Name:                                      Address: Street                      City/State/ Zip)

          *If any other special mailing arrangements are needed, indicate in Supplemental Information section.
------------------------------------------------------------------------------------------------------------------------------------

ENB-7-04

                                                                              -7

------------------------------------------------------------------------------------------------------------------------------------
12. Is any person to be insured a dependent spouse or dependent minor? (If Yes, provide details below.)               [ ] Yes [ ] No

    a)  Amount of insurance on spouse: Existing: $____________________ Applied For: $_______________

    b)  If dependent minor, are there any other siblings insured for less than this child? (If Yes, provide           [ ] Yes [ ] No
        details in Supplemental Information section.)

    c)  Amount of existing and applied for insurance on parents of dependent minor:

                                    Amount                                                              Amount
-----------------------------------------------------------    ---------------------------------------------------------------------
    Father's Name         Existing          Applied For            Mother's Name              Existing            Applied For
-----------------------------------------------------------    ---------------------------------------------------------------------


-----------------------------------------------------------    ---------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                             Part II
------------------------------------------------------------------------------------------------------------------------------------
13. Within the past three years has any person to be insured flown in a plane other than as a passenger on a          [ ] Yes [ ] No
    scheduled airline or have plans for such activity within the next year? (If Yes, complete Aviation Supplement.)

14. Within the past three years has any person to be insured participated in or intend to participate in any:         [ ] Yes [ ] No
    underwater sports (SCUBA diving, hardhat, skin diving, snorkeling); sky sports (skydiving, hang gliding, parachuting, ballooning); racing sports (motorcycle, auto, motor boat); rock or mountain climbing;
    bungee jumping or other similar activities? (If Yes, complete Avocation Supplement.)

15. Are all persons to be insured U.S. citizens? (If No, provide details below including: country of citizenship;     [ ] Yes [ ] No
    Visa/ID Card type; number; and expiration date.)

16. Has any person to be insured traveled or resided outside the U.S. or Canada in the past two years OR does any     [ ] Yes [ ] No
    person to be insured intend to travel or reside outside the U.S. or Canada in the next 12 months? (If Yes, provide details below including: country; city; duration; and purpose.)

17. Has any person to be insured ever used tobacco products: (e.g. cigarettes; cigars; pipes; smokeless tobacco;      [ ] Yes [ ] No
    chew) or nicotine substitutes: (e.g. patch or gum)? (If Yes, provide type, amount, date last used, and frequency below.)

18. Has any person to be insured: ever had a driver's license suspended or revoked; ever been convicted of DUI        [ ] Yes [ ] No
    or DWI; or had any moving violations in the last five years? (If Yes, provide details below.)
------------------------------------------------------------------------------------------------------------------------------------
Give details for question 15 through 18. Attach additional sheet(s), if necessary.
------------------------------------------------------------------------------------------------------------------------------------
                            Question
Proposed Insured            Number(s)        Date                                       Details
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
19. Attending Physician(s) of the Proposed Insured(s): (Provide: name; address; phone number; date; and reason for last consultation. Attach additional sheet(s), if necessary.)
------------------------------------------------------------------------------------------------------------------------------------
                                                         Proposed Insured #1
------------------------------------------------------------------------------------------------------------------------------------
            Physician's name, address and phone number                                     Date/Reason/Diagnosis/Treatment





------------------------------------------------------------------------------------------------------------------------------------
                                                         Proposed Insured #2
------------------------------------------------------------------------------------------------------------------------------------
            Physician's name, address and phone number                                     Date/Reason/Diagnosis/Treatment




------------------------------------------------------------------------------------------------------------------------------------

ENB-7-04

                                                                              -8

20. Proposed Insured #1 Height: ________    Weight: ________

    Proposed Insured #2 Height: ________    Weight: ________
-------------------------------------------------------------------------------

21. Has any person proposed for insurance EVER received treatment, attention, or advice from any physician, practitioner or health facility for, or been told by any physician, practitioner or health facility that he/she had:
    (Provide details for each Yes answer below.)
    a)  High blood pressure; chest pain; heart attack; or any other disease or disorder of the heart or            [ ] Yes    [ ] No
        circulatory system?
    b)  Asthma; bronchitis; emphysema; sleep apnea; shortness of breath; or any other disease or disorder of the   [ ] Yes    [ ] No
        respiratory system?
    c)  Seizures; stroke; paralysis; Alzheimer's disease; multiple sclerosis; Parkinson's; or any other disease or [ ] Yes    [ ] No
        disorder of the brain or nervous system?
    d)  Ulcers; colitis; hepatitis; cirrhosis; or any other disease or disorder of the liver, gallbladder,         [ ] Yes    [ ] No
        stomach, or intestines?
    e)  Any disease or disorder of: the kidney; bladder; or prostate; or protein or blood in the urine?            [ ] Yes    [ ] No
    f)  Diabetes; thyroid disorder; or any other endocrine disorders?                                              [ ] Yes    [ ] No
    g)  Arthritis; gout; or disorder of the muscles, bones, or joints?                                             [ ] Yes    [ ] No
    h)  Cancer; tumor; polyp; cyst; anemia; leukemia; or any other disorder of the blood or lymph glands?          [ ] Yes    [ ] No
    i)  Depression; stress; anxiety; or any other psychological or emotional disorder or symptoms?                 [ ] Yes    [ ] No

------------------------------------------------------------------------------------------------------------------------------------
22. Has any person proposed for insurance: (Provide details for each Yes answer below.)
    a)  In the past six months, taken any medication or been under observation or treatment?                        [ ] Yes   [ ] No
    b)  Scheduled any: doctor's visits; medical care; or surgery for the next six months?                           [ ] Yes   [ ] No
    c)  During the past five years had any: checkup; health condition; or hospitalization not revealed above?       [ ] Yes   [ ] No
    d)  Ever been diagnosed with, treated by a medical professional for, or tested positive for any of the          [ ] Yes   [ ] No
        following:
        Acquired Immune Deficiency Syndrome (AIDS); AIDS Related Complex (ARC); AIDS (Human Immunodeficiency
        Virus (HIV)) virus; or antibodies to the AIDS (HIV) virus?
    e)  Ever used heroin, cocaine, barbiturates, or other drugs, except as prescribed by a physician or other       [ ] Yes   [ ] No
        licensed practitioner?
    f)  Have you ever received treatment from a physician or counselor regarding the use of alcohol, or             [ ] Yes   [ ] No
        the use of drugs except for medicinal purposes; or received treatment or advice from an organization that assists those who have an alcohol or drug problem?

------------------------------------------------------------------------------------------------------------------------------------
23. Answer Question 23 only when requesting the Long-Term Care Guaranteed Purchase Option.
    (Provide details for each Yes answer below.)
    a)  Do you currently use any mechanical equipment i.e.: a walker; wheelchair; leg braces; or crutches?          [ ] Yes   [ ] No
    b)  Do you need any assistance; or supervision with the following activities bathing; dressing; walking;
        moving in/out of a chair or bed; toileting; continence; or taking medication?                               [ ] Yes   [ ] No

------------------------------------------------------------------------------------------------------------------------------------

Give details of each Yes answer from Questions 21, 22, and 23. Attach additional sheet(s), if necessary.

Proposed         Question                                                Date/Duration
 Insured          Number           Name/Address of Physician                Illness                 Diagnosis/Severity/Treatment
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                                                                              -9

------------------------------------------------------------------------------------------------------------------------------------
24. Has a parent or sibling of any person to be insured ever had heart disease, coronary artery disease, high blood  [ ] Yes  [ ] No pressure, cancer, diabetes or mental illness?  (If Yes, complete rest of question 24.)
------------------------------------------------------------------------------------------------------------------------------------
  Relationship to Proposed                                                 State of Health (Specific Conditions) or Cause of Death
         Insured #1:             Age(s) if Living    Age(s) at Death            (Attach additional sheet(s), if necessary.)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
  Relationship to Proposed                                                 State of Health (Specific Conditions) or Cause of Death
        Insured #2:              Age(s) if Living    Age(s) at Death            (Attach additional sheet(s), if necessary.)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Supplemental Information Section or Special Requests from Agent/Producer. Attach additional sheet(s) if necessary.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Home Office Endorsements: (Not applicable to: FL, KY, MD, MA, MN, MO, OR, PA, PR, WV, WI.)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

ENB-7-04

                                                                             -10

                              AGREEMENT/DISCLOSURE

I have read this application for life insurance including any amendments and supplements and to the best of my knowledge and belief, all statements are true and complete. I also agree that:

.. My statements in this application and any amendment(s), paramedical/medical exam and supplement(s) are the basis of any policy issued.
.. My acceptance of any insurance policy means I agree to any changes shown in the Home Office Endorsements section, where state law permits Home Office endorsements.
.. This application and any: amendment(s); paramedical/medical exam; and
  supplement(s) that become part of the application, will be attached to and become part of the new policy.
.. Only the Company's President, Secretary or Vice-President may: (a) make or change any contract of insurance; (b) make a binding promise about insurance; or (c) change or waive any term of an application, receipt, or policy.
.. No information will be deemed to have been given to the Company unless it is stated in this application and its supplement(s), paramedical/medical exam, and amendment(s).
.. Except as stated in the Temporary Insurance Agreement and Receipt, no insurance will take effect until a policy is delivered to the Owner and the full first premium due is paid. It will only take effect at the time it is delivered if: (a) the condition of health of each person to be insured is the same as stated in the application; and (b) no person to be insured has received any medical advice or treatment from a medical practitioner since the date of the application.
.. I understand that paying my insurance premiums more frequently than annually may result in a higher yearly out-of-pocket cost or different cash values.
.. If I intend to replace existing insurance or annuities, I have so indicated
  in question 4 of this application.
.. I have received the Company's Consumer Privacy Notice and, as required, the
  Life Insurance Buyer's Guide.
.. If I was required to sign an HIV Informed Consent Authorization, I have received a copy of that Authorization.
--------------------------------------------------------------------------------
Substitute Form W-9 - Request for Taxpayer Identification Number
--------------------------------------------------------------------------------

Under penalties of perjury, I, _______________________________________ ( ______________________________ ) certify:
                                           (Owner's Name)                    (Owner's Taxpayer ID #)

 1)   That the number shown above is my correct taxpayer identification number;
      and
 2)   That I am not subject to backup withholding because: (a) I have not been notified by the IRS that I am subject to backup withholding as a result of failure to report all interest or dividends; or (b) the IRS has notified me that I am no longer subject to backup withholding; and
 3)   I am a U.S. citizen or a U.S. resident for tax purposes.*

Please note: Cross out and initial item 2 if subject to backup withholding as a result of a failure to report all interest and dividend income. The Internal Revenue Service does not require your consent to any provision of this document other than the certifications to avoid backup withholding.

*If you are not a U.S. citizen or a U.S. resident for tax purposes, please complete form W-8BEN.
---------------------------------------------------------------------------------------------------------------------------------
Signatures:

                                       Signed at City, State              Mo./Day/Yr.                    Signature

Owner*                                 ______________________         ___________________    X_________________________________
(age 15 or over)
(If other than a Proposed Insured)

Proposed Insured #1                    ______________________         ___________________    X_________________________________
(age 15 or over)

Proposed Insured #2                    ______________________         ___________________    X_________________________________
(age 15 or over)

Parent or Guardian or person
liable for child's support             ______________________         ___________________    X_________________________________
(Signature required if Owner or Proposed Insured(s) is/are under the age of 18 and the Parent, Guardian or person liable for the child's support has not signed above.)

Witness to Signatures                  ____________________           ___________________    X_________________________________
(Licensed Agent/Producer)

*If the Owner is a Firm or Corporation, include Officer's Title with signature. (Officer signing must be other than a Proposed
Insured.)

ENB-7-04

Application for Life Insurance    Case/Policy No./Proposed Insured______________

                      Metropolitan Life Insurance Company

                            Variable Life Supplement

  This supplement will be attached to and become part of the application with which it is used.

A) Client's General RISK TOLERANCE for Investing: (Choose one.)
   [ ] Conservative      [ ] Conservative to Moderate        [ ] Moderate
   [ ] Moderate to Aggressive        [ ] Aggressive

B) Client's INVESTMENT OBJECTIVE for the Policy's fund options: (Choose one.)
   [ ] Capital Preservation     [ ] Income        [ ] Growth & Income
   [ ] Growth        [ ] Aggressive Growth

C) Have you Completed the Asset Allocation Questionnaire? (If Yes, submit with application.) [ ] Yes [ ] No

Investment Division/Account Allocation (Indicate in whole percentages.)

Please select investment divisions/account allocations that are appropriate for the RISK TOLERANCE and INVESTMENT OBJECTIVE indicated above. Some fund options may be appropriate for more than one investment objective. For more complete information about a specific fund, including charges and expenses, please read the prospectus carefully.

            The total division/account allocation must equal 100%.

Capital Preservation:                                              Growth (continued):
______ % MetLife Fixed Interest Account                            ______ % Met/Putnam Voyager
                                                                   ______ % MetLife Mid Cap Stock Index
Income:                                                            ______ % MetLife Stock Index
______ % Index Selector Conservative                               ______ % Neuberger Berman Partners Mid Cap Value
______ % Lehman Brothers(R) Aggregate Bond Index                   ______ % State Street Research Investment Trust
______ % Lord Abbett Bond Debenture                                ______ % State Street Research Large Cap Growth
______ % PIMCO Total Return                                        ______ % State Street Research Large Cap Value
______ % Salomon Brothers Strategic Bond Opportunities             ______ % T. Rowe Price Large Cap Growth
______ % Salomon Brothers U.S. Government                          ______ % T. Rowe Price Mid-Cap Growth
______ % State Street Research Bond Income
Growth & Income:                                                   Aggressive Growth:
______ % Index Selector Conservative to Moderate                   ______ % American Funds Global Small Capitalization
______ % Index Selector Moderate                                   ______ % FI International Stock
______ % MFS Investors Trust                                       ______ % Franklin Templeton Small Cap Growth
______ % MFS Total Return                                          ______ % Harris Oakmark International
______ % Neuberger Berman Real Estate                              ______ % Index Selector Aggressive
______ % State Street Research Diversified                         ______ % Loomis Sayles Small Cap
                                                                   ______ % Met/AIM Small Cap Growth
Growth:                                                            ______ % MFS Research International
______ % American Funds Growth                                     ______ % Morgan Stanley EAFE(R)Index
______ % American Funds Growth-Income                              ______ % PIMCO PEA Innovation
______ % Davis Venture Value                                       ______ % Russell 2000(R)Index
______ % FI Mid Cap Opportunities                                  ______ % Scudder Global Equity
______ % FI Value Leaders                                          ______ % State Street Research Aurora
______ % Harris Oakmark Focused Value                              ______ % State Street Research Aggressive Growth
______ % Harris Oakmark Large Cap Value                            ______ % T. Rowe Price Small Cap Growth
______ % Index Selector Moderate to Aggressive
______ % Janus Aggressive Growth                                   Other:

                                                                   ------ % --------------------------------------------
______ % Met/AIM Mid Cap Core Equity

                                                                   ------ % --------------------------------------------

                                                        (Continued on next page)

MFND-4-02 (03/04) FF

                                                                          1 of 3

.. Largest Percentage Rule: You must allocate the largest total allocation of the contribution to the fund options offered under the Primary Objective selected. When the largest percentage is equally allocated among two or more Investment Objectives, the allocations are appropriate if the Primary Investment Objective is the most aggressive category.

.. Equity Generator: If you select the Fixed Account with no other fund options and elect the Equity Generator, the Primary Investment Objective is "Preservation of Capital".

.. Equalizer: If the Equalizer is elected using any combination of allocations to only the Fixed Account and the MetLife Stock Index fund option, the Primary Objective is "Growth". Similarly, if the Equalizer is elected using any combination of allocations to only the Fixed Account and the SSR Aggressive Growth fund option, the Primary Investment Objective is "Aggressive Growth".

.. Index Selector: If an Index Selector model is chosen, no other allocations are permitted. 100% of the contribution must go to the selected model.

Optional Automated Investment Strategies. (If you are not electing an Automated Investment Strategy, please proceed to the section entitled "Carefully Read the Following" below.)

a) You may select only one of the following:

[ ] Equity Generator with MetLife Stock Index         [ ] Equity Generator with SSR Aggressive Growth
[ ] Equalizer with MetLife Stock Index                [ ] Equalizer with SSR Aggressive Growth
[ ] Rebalancer                                        [ ] Allocator (See section b below.)
[ ] Index Selector

b) Complete this section only if you selected Allocator.
Transfer from the Fixed Account to one or more of the following investment divisions (enter monthly amount):

$_____ American Funds G-I                  $_____ Lord Abbett Bond Debenture        $_____ Russell 2000(R) Index

$_____ American Funds Global Small Cap     $_____ Met/AIM Mid Cap Core Equity       $_____ Salomon Bros. Strategic Bond
                                                                                           Opportunities

$_____ American Funds Growth               $_____ Met/AIM Small Cap Growth          $_____ Salomon Bros. U.S. Govt.

$_____ Davis Venture Value                 $_____ Met/Putnam Voyager                $_____ Scudder Global Equity

$_____ FI International Stock              $_____ MetLife Mid Cap Stock Index       $_____ SSR Aggressive Growth

$_____ FI Mid Cap Opportunities            $_____ MetLife Stock Index               $_____ SSR Aurora

$_____ FI Value Leaders                    $_____ MFS Investors Trust               $_____ SSR Bond Income

$_____ Franklin Templeton Small Cap        $_____ MFS Research International        $_____ SSR Diversified
       Growth
                                           $_____ MFS Total Return                  $_____ SSR Investment Trust
$_____ Harris Oakmark Focused Value
                                           $_____ Morgan Stanley EAFE(R) Index      $_____ SSR Large Cap Growth
$_____ Harris Oakmark International
                                           $_____ Neuberger Berman Mid Cap Value    $_____ SSR Large Cap Value
$_____ Harris Oakmark Large Cap Value
                                           $_____ Neuberger Berman Real Estate      $_____ T. Rowe Price Large Cap Growth
$_____ Janus Aggressive Growth
                                           $_____ PIMCO PEA Innovation              $_____ T. Rowe Price Mid-Cap Growth
$_____ Lehman Bros.(R) Aggregate
       Bond Index                          $_____ PIMCO Total Return                $_____ T. Rowe Price Small Cap Growth

$_____ Loomis Sayles Small Cap             $_____ Other: __________________         $_____ Other: ____________________

$_____ Other: ____________________


Please select one of the following: (There must be sufficient value for the Allocator to remain in effect for 3 months.)

[ ] 1. Transfer the dollar amount per month for as long as there is money in the Fixed Account.

[ ] 2. Transfer the dollar amount per month for ______________ months.

[ ] 3. Transfer a total of $__________________________ over _______ months in equal installments to the division(s) indicated above.

                                                        (Continued on next page)

MFND-4-02 (03/04) FF                                                      2 of 3

                          Carefully Read the Following:

Variable Life Insurance is generally not appropriate for time horizons of less than 10 years. These products are long-term investments that may have significant short-term surrender charges. Variable Life Insurance is designed to provide death benefit protection while offering the potential for long-term cash value accumulation and may not be appropriate in situations where significant liquidation of assets in the near future is expected.

 1.I elect to have the monthly deduction from the cash value taken as follows:
   (Check one.)

   [ ] From the Fixed Account only.
   [ ] Proportionately at the time of the deduction from the investment divisions and the Fixed Account based on the cash value in each.

 2.I understand that the initial premium payment will be allocated to the Fixed
   Account for 20 calendar days from the investment start date as described in the prospectus. I understand that the elections I have made will become effective 20 calendar days after the investment start date for the initial premium payment of the applied for policy.

 3.For those who have chosen an Index Selector Allocation Model:
                                -------------------------------
   I understand that MetLife will allocate my initial payment and future net premiums based on the current allocation of the Index Selector category I select for as long as I remain in this category. I accept this current allocation and understand it may change at any time (after MetLife notifies me about the change). MetLife will rebalance the amount in the Index Divisions and the Fixed Account each calendar quarter to match the applicable allocation percentages for that category.

Suitability:
a) Have you received a prospectus for the policy applied for?  [ ] Yes   [ ] No

   If Yes: Date of prospectus_____________  Date of any supplement______________

b) Did your agent/producer review your financial situation, risk tolerance and
   investment objectives prior to completing this application? [ ] Yes   [ ] No

   If "No", on what basis was this product recommended? _______________________

   ____________________________________________________________________________

c) Do you understand that:
   1) The amount and duration of the death benefit may increase or decrease depending on the policy's investment return, subject to any guarantees
      provided by the policy?                                  [ ] Yes   [ ] No

   2) There is no guaranteed minimum cash value and the cash value may increase
      or decrease depending on the policy's investment return? [ ] Yes   [ ] No

d) Do you believe that this policy and the fund options you have selected will
   meet your insurance needs and financial objectives?         [ ] Yes   [ ] No


Owner's Financial Information

e) Annual Income      $
                      ------------------------

f) Net Worth          $                        (exclude personal residence,
                      ------------------------  automobiles & home furnishings)


Important Information:
----------------------

..  THE DEATH BENEFIT MAY BE VARIABLE OR FIXED UNDER SPECIFIED CONDITIONS.

..  THE CASH VALUE MAY INCREASE OR DECREASE, EVEN TO THE EXTENT OF BEING REDUCED
   TO ZERO, IN ACCORDANCE WITH SEPARATE INVESTMENT ACCOUNT EXPERIENCE.

..  THE COST OF INSURANCE RATES FOR THIS POLICY MAY CHANGE. THE RATES CURRENTLY
   BEING CHARGED ARE NOT GUARANTEED, AND THE COMPANY MAY CHARGE THE FULL MAXIMUM GUARANTEED RATES.

..  ILLUSTRATIONS OF BENEFITS, INCLUDING DEATH BENEFITS AND CASH VALUES, ARE
   AVAILABLE UPON REQUEST.


MFND-4-02 (03/04) FF                                                     3 of 3